                                                                   EXHIBIT 10.51

1.01 PREAMBLE

     By the execution of this Adoption Agreement the Plan Sponsor hereby (complete a. or b.)

     a. [ ] adopts a new plan as of __ ____________ [month, day, year]

     b. [X] amends and restates its existing plan as of April 1, 2006 [month, day, year] which is the Amendment Restatement Date.

            Original Effective Date: September 1, 2005 [month, day, year]

            Pre-409A Grandfathering: [ ] Yes [ ] No (If yes, complete Appendix B, "Summary of Grandfathered Provisions")

1.02 PLAN

     Plan Name: CA, Inc. Executive Deferred Compensation Plan

     Plan Year: April 1 - March 31

1.03 PLAN SPONSOR

     Name:           CA, Inc.
     Address:        One CA Plaza, Islandia, NY 11749
     Phone # :       631-342-6000
     EIN:            13 2847434
     Fiscal Yr:      March 31 - April 1
     Form of Entity: Corporation

     If Plan Sponsor is a Corporation is stock publicly traded?

     [X] Yes   [ ] No

1.04 EMPLOYER

     The following entities have been authorized by the Plan Sponsor to participate in and have adopted the Plan:

                Publicly Traded Corporation
                ---------------------------
Entity                 Yes        No
------                 ---       ---
CA Think               [ ]       [X]
CA, Inc.               [ ]       [X]
_______________        [ ]       [ ]
_______________        [ ]       [ ]
_______________        [ ]       [ ]
_______________        [ ]       [ ]

1.05 ADMINISTRATOR

     The Employer has designated the following to be responsible for the Administration of the Plan:

     VP, Compensation, Benefits & HRIS (Lisa Chekimoglou)
     ____________________________________________________

     Note: The Administrator is the person or persons designated by the Employer to be responsible for the administration of the Plan. This is not Fidelity Investments Institutional Operations Company, Inc. nor any other Fidelity affiliate.

2.01 PARTICIPATION

     a. [X] Employees

         i. [X] Eligible Employees are selected by the Employer as identified in Appendix C which may be periodically updated by the Employer.

        ii. [ ] Eligible Employees are those employees of the Employer who satisfy the following criteria:

                ________________________________________________________________

                ________________________________________________________________

                ________________________________________________________________

                ________________________________________________________________

                ________________________________________________________________

     b. [ ] Directors

         i. [ ] All Directors are eligible to participate.

        ii. [ ] Only Directors selected by the Employer and identified in Appendix C are eligible to participate.

3.01 COMPENSATION

     For purposes of determining Participant contributions under Article 4 and Employer contributions under Article 5, Compensation shall be defined in the following manner [complete a. or b. and c., if applicable]:

     a. [X]

            Compensation, for purposes of the April 1, 2006-March 31, 2007 deferral period, shall mean only an employee's Annual Performance Bonus (paid in cash) for fiscal 2007, under the Plan Sponsor's 2002 Incentive Plan, as amended.

            ____________________________________________________________________

            ____________________________________________________________________

            ____________________________________________________________________

            ____________________________________________________________________

            ____________________________________________________________________

            ____________________________________________________________________

     b. [ ] Compensation as defined in _________________________________________
            ________________________________ [insert name of qualified plan]
            without regard to the limitation captured in Section 401(a)(17) of the Code for such Plan Year:

     c. [ ] Director Compensation shall have the meaning specified in Section
            2.9 except that:

            ____________________________________________________________________

            ____________________________________________________________________

            ____________________________________________________________________

     d. [ ] Compensation shall, for all Plan purposes, be limited to $_________.

3.02 BONUSES

     Compensation, as defined in Section 3.01 of the Adoption Agreement, includes the following type of bonuses:

                                           Will be treated as Performance
                                                 Based Compensation
                                           ------------------------------
Type                                               Yes        No
----                                               ---        --
Annual Performance Bonus for fiscal 2007            [X]       [ ]
under the Plan Sponsor's 2002 Incentive
Plan, as amended
________________________________________            [ ]       [ ]
________________________________________            [ ]       [ ]

________________________________________            [ ]       [ ]
________________________________________            [ ]       [ ]

4.01 PARTICIPANT CONTRIBUTIONS

     A.   AMOUNT OF DEFERRALS

          A Participant may elect within the period specified in Section 4.01b of the Adoption Agreement to defer the following amounts of Compensation (select i. and ii. or iii.):

          i. Compensation Other than Bonuses (for each type of remuneration listed, complete "dollar amount" or "percentage amount," but not both)

               Dollar Amount    % Amount
   Type of     -------------   ---------
Remuneration     Min   Max     Min   Max   Increment
------------     ---   ---     ---   ---   ---------
a.
b.
c.

               Note: The increment is required to determine the permissible deferral amounts. For example, a minimum of 0% and maximum of 20% with a 5% increment would allow an individual to defer 0%, 5%, 10%, 15% or 20%.

          ii.  Bonuses (choose one)

                    Dollar Amount    % Amount
                    -------------   ---------
Type of Bonus         Min   Min     Min   Max   Increment
-------------         ---   ---     ---   ---   ---------
a. Annual
Performance Bonus                    1%   90%
b.
c.

          iii. Compensation (do not complete if you completed i. and ii.)

Dollar Amount    % Amount
-------------   ---------
  Min   Max     Min   Max   Increment
  ---   ---     ---   ---   ---------


          iv.  Director Compensation

                       Dollar Amount    % Amount
                       -------------   ---------
Type of Compensation     Min   Min     Min   Max   Increment
--------------------     ---   ---     ---   ---   ---------
Annual Retainer
Meeting Fees
Other:
Other:

     B.   ELECTION PERIOD

          i.   Performance Based Compensation

               A special election period

               a.   [X] Does   b. [ ] Does Not

               apply to each eligible type of performance based compensation referenced in Section 3.02 of the Adoption Agreement.

               The special election period, if applicable, will be determined by the Employer.

          ii.  Newly Eligible Participants

               An employee who is classified or designated as an Eligible Employee during a Plan Year

               a.   [X] May    b. [ ] May Not

               elect to defer Compensation otherwise payable during the remainder of the Plan Year by completing a deferral agreement within the 30 day period beginning on the date he is eligible to participate in the Plan.

5.01 EMPLOYER CONTRIBUTIONS

     A.   MATCHING CONTRIBUTIONS

          i.   Amount

               For each Plan Year, the Employer shall make a Matching Contribution on behalf of each Participant who defers Compensation for the Plan Year and satisfies the requirements of
               Section 5.01(a)(ii) of the Adoption Agreement equal to (Complete one):

               (A) [ ] _____________ [insert percentage] of the Compensation the Participant has elected to defer for the Plan Year

               (B) [ ] An amount determined by the Employer in its sole
                       discretion

               (C) [ ] Matching Contributions for each Participant shall be limited to $__________ and/or _________% of Compensation.

               (D) [ ] Other: __________________________________________________

                              __________________________________________________

                              __________________________________________________

          ii.  Eligibility for Matching Contribution

               A Participant who defers Compensation for the Plan Year shall receive an allocation of Matching Contributions determined in accordance with Section 5.01(a)(i) provided he satisfies the following requirements (complete the ones that are applicable):

               (A) [ ] Is employed on the last day of the Plan Year

               (B) [ ] Completes ________ [insert number] of hours of service during the Plan Year

               (C) [ ] Is selected by the Employer in its sole discretion to receive an allocation of Matching Contributions

               (D) [ ] No requirements

               (E) [ ] Other

                            ____________________________________________________

                            ____________________________________________________

          iii. Time of Allocation

               Matching Contributions, if made, shall be treated as allocated [select one]:

               (A) [ ] As of the last day of the Plan Year

               (B) [ ] At such times as the Employer shall determine in its sole discretion

               (C) [ ] At the time the Compensation on account of which the
                       Matching Contribution is being made would otherwise have been paid to the Participant

               (D) [ ] Other:

                            ____________________________________________________

                            ____________________________________________________

                            ____________________________________________________

     B.   OTHER CONTRIBUTIONS

          i.   Amount

               The Employer shall make a contribution on behalf of each Participant who satisfies the requirements of Section 5.01(b)(ii) equal to [check one]:

               (A) [ ] An amount equal to ____________ [insert number] % of the
                       Participant's Compensation

               (B) [ ] An amount determined by the Employer in its sole
                       discretion

               (C) [ ] Contributions for each Participant shall be limited to
                       $__________

               (D) [ ] Other:

                            ____________________________________________________

                            ____________________________________________________

                            ____________________________________________________

          ii.  Eligibility for Other Contributions

               A Participant shall receive an allocation of other Employer contributions for the Plan Year if he satisfies the following requirements:

               (A) [ ] Describe requirements:_______________________
                       _____________________________________________
                       _____________________________________________
                       _____________________________________________

               (B) [ ] Is selected by the Employer in its sole discretion to receive an allocation of other Employer contributions

               (C) [ ] No requirements

          iii. Time of Allocation

               Employer contributions, if made, will be allocated:

               (A) [ ] As of the last day of the Plan Year

               (B) [ ] At such time or times as the Employer shall determine in its sole discretion

               (C) [ ] Other:

                            ____________________________________________________

                            ____________________________________________________

                            ____________________________________________________

6.01 DISTRIBUTIONS

     The timing and form of payment of distributions made from the Participant's vested Account shall be made in accordance with the elections made in this
     Section 6.01 of the Adoption Agreement.

     a.   Timing of Distributions

          All distributions shall commence in accordance with the following (choose one):

          (i)   [X] As soon as administratively practicable

          (ii)  [ ] Monthly on specified day ____________________ (insert day)

          (iii) [ ] Annually on specified month and day _________________ (insert month and day)

          (iv) [ ] Calendar quarter on specified day _______________ (insert day)

          Note: A six month delay for certain distributions to Key Employees of publicly traded companies will apply.

     b. In addition to the distributions that will occur under the terms of the Plan (e.g., upon death or disability or six months from a separation from service), distributions can occur upon the following Distribution Events (If multiple events are chosen, the earliest to occur will trigger payment.)

                                                    Lump Sum        Installments
                                                    --------        ------------
(i)    [X] Specified Date [5 years, 10 years or         X      ___ years to ___ years
           15 years from end of deferral period]

(ii)   [ ] Specified Age                            ________   ___ years to ___ years

(iii)  [ ] Separation from Service                  ________   ___ years to ___ years

(iv)   [ ] Separation from Service plus 6 months    ________   ___ years to ___ years

(v)    [ ] Separation from Service plus ___months   ________   ___ years to ___ years
           (not to exceed ___months)

(vi)   [ ] Retirement                               ________   ___ years to ___ years

(vii)  [ ] Retirement plus 6 months                 ________   ___ years to ___ years

(viii) [ ] Retirement plus ___months (not to        ________   ___ years to ___ years
           exceed ___months)

(ix)   [ ] Later of Separation from Service or      ________   ___ years to ___ years
           Specified Age

(x)    [ ] Later of Separation from Service or      ________   ___ years to ___ years
           Specified Date

(xi)   [ ] Later of Retirement or Specified Age     ________   ___ years to ___ years

(xii)  [ ] Later of Retirement or Specified Date    ________   ___ years to ___ years

(xiii) [ ] Disability                               ________   ___ years to ___ years

(xiv)  [ ] Death                                    ________   ___ years to ___ years

(xv)   [ ] Change in Control                        ________   ___ years to ___ years

     c.   Specified Date and Specified Age elections may not commence beyond age
          _____.

     d. Separation from Service (if this is elected, do not select "Separation from Service" under b. above)

          A Separation from Service override

          [X] Shall apply.

          A Separation from Service override provides that a Participant, whose Separation from Service occurs before or after Retirement, shall receive the vested amount credited to his Account as a lump sum payment.

     e.   Involuntary Cashouts (Leave blank if not applicable)

          (i) [ ] If the Participant's vested Account at the time of his Separation from Service does not exceed $_______________ (insert dollar amount) distribution of the vested Account shall automatically be made in the form of a single lump sum as soon as administratively practicable but in no event later than 60 days after the Separation of Service.

     f.   Retirement

          Retirement shall be defined as a Separation from Service that occurs on or after the Participant __________________________________________
          ______________________________________________________________________
          ________________________________ (insert description of requirements)

     g.   Redeferrals

          A Participant

          (i)  [X] Shall
          (ii) [ ] Shall Not

          be permitted to modify a scheduled distribution date in accordance with Section 9.2 of the Plan.

          A Participant shall generally be permitted to elect such modification one(1) number of times.

          Administratively, allowable distribution events will be modified to reflect all options necessary to fulfill the redeferrals provision.

7.01 VESTING

     a.   Matching Contributions

          The Participant's vested interest in the amount credited to his Account attributable to Matching Contributions shall be based on the following schedule:

Years of Service   Vesting %
----------------   ---------
        0          _________
        1          _________
        2          _________
        3          _________
        4          _________
        5          _________
        6          _________
        7          _________
        8          _________
        9          _________

     b.   Other Employer Contributions

          The Participant's vested interest in the amount credited to his Account attributable to Employer contributions other than Matching Contributions shall be based on the following schedule:

Years of Service   Vesting %
----------------   ---------
        0          _________
        1          _________
        2          _________
        3          _________
        4          _________
        5          _________
        6          _________
        7          _________
        8          _________
        9          _________

     c.   Acceleration of Vesting

          A Participant's vested interest in his Account will automatically be 100% upon the occurrence of the following events: (select the ones that are applicable)

          (i)   [ ] Death

          (ii)  [ ] Disability

          (iii) [ ] Change in Control

          (iv)  [ ] Eligibility for Retirement

          (v)   [ ] Other:
                           _____________________________________________________

                           _____________________________________________________

     d.   Years of Service

          i. A Participant's Years of Service shall include all service performed for the Employer and

               (A)  [ ] Shall

               (B)  [ ] Shall Not

               include service performed for the Related Employer.

          ii. Years of Service shall also include service performed for the following entities:

               ________________________________________________________________

               ________________________________________________________________

               ________________________________________________________________

               ________________________________________________________________

               ________________________________________________________________

               ________________________________________________________________

          iii. Years of Service shall be determined in accordance with: (select one)

               (A)  [ ] The elapsed time method in Treas. Reg. Sec. 1.410(a)(7)

               (B)  [ ] The general method in DOL Reg. Sec. 2530.200b-1 through
                        b-4

               (C)  [ ] The Participant's Years of Service credited under
                        ________________________________________________________
                        (insert name of plan)

               (D)  [ ] Other:
                               _________________________________________________

                               _________________________________________________

                               _________________________________________________

8.01 UNFORESEEABLE EMERGENCY

     A withdrawal due to an Unforeseeable Emergency as defined in Section 2.2:

          a.   [X] Will

          b.   [ ] Will Not

     be allowed.

9.01 INVESTMENT DECISIONS

     Investment decisions regarding the hypothetical amounts credited to a Participant's Account shall be made by: (select one)

     a.   [X] The Participant (or his Beneficiary)

     b.   [ ] The Employer

     Investment options are set forth in Appendix A.

10.01 GRANTOR TRUST

     The Employer: (select one)

     a.   [ ] Does

     b.   [X] Does Not

     intend to establish a grantor trust in connection with the Plan, however it reserves the right to do so in its discretion.

11.01 TERMINATION UPON CHANGE IN CONTROL

     The Plan Sponsor

     a.   [X] Reserves

     b.   [ ] Does Not Reserve

     the right to terminate the Plan and distribute all vested amounts credited to Participant Accounts upon a Change in Control as described in Section 9.7.

11.02 CHANGE IN CONTROL

     A Change in Control for Plan purposes includes the following:

     [X]  A change in the ownership of the Employer

     [X]  A change in the effective control of the Employer

     [X] A change in the ownership of a substantial portion of the assets of the Employer

12.01 GOVERNING STATE LAW

     The laws of New York (insert name of state) shall apply in the administration of the Plan to the extent not preempted by ERISA.

                                   APPENDIX A

                               INVESTMENT OPTIONS

INVESTMENT OPTIONS ARE THOSE THAT ARE AVAILABLE UNDER COMPANY'S 401(K) PLAN (THE CA SAVINGS HARVEST PLAN, AS AMENDED FROM TIME TO TIME (THE "401(K) PLAN")), EXCEPT FOR CA STOCK FUND. AS OF THE DATE HEREOF, THE INVESTMENT OPTIONS ARE LISTED BELOW BUT WILL BE UPDATED FROM TIME TO TIME AS AND WHEN UPDATED FOR THE 401(K) PLAN.

                  Fund Name                                   Fund Number
                  ---------                                   -----------
- Fidelity Puritan                             - Dodge & Cox Stock Fund
- Fidelity Magellan Fund                       - American Funds Growth Fund of America
- Fidelity Growth and Income Fund              - Hotchkis & Wiley Mid Cap Value-Class I
- Fidelity Intermediate Bond Fund              - Artisan Mid Cap Fund
- Fidelity Diversified International Fund      - American Beacon Small Cap Value- PA
- Fidelity Retirement Money Market Portfolio   - Fidelity Small Cap Stock
- Spartan US Equity Index Portfolio            -
                                               -
-                                              -

Note: The Plan may not select a common/collective trust fund or a self-directed brokerage option as an investment option.

                                                                       June 2005

                     COMPUTER ASSOCIATES INTERNATIONAL, INC.
                      EXECUTIVE DEFERRED COMPENSATION PLAN

                                                                       June 2005

                                TABLE OF CONTENTS

PREAMBLE

ARTICLE 1 - GENERAL
1.1  Plan
1.2  Effective Dates
1.3  Grandfathering of Amounts Not Subject to Code Section 409A

ARTICLE 2 - DEFINITIONS
2.1  Account
2.2  Administrator
2.3  Adoption Agreement
2.4  Beneficiary
2.5  Board or Board of Directors
2.6  Bonus
2.7  Change in Control
2.8  Code
2.9  Compensation
2.10 Disabled
2.11 Eligible Employee
2.12 Employer
2.13 ERISA
2.14 Key Employee
2.15 Participant
2.16 Plan
2.17 Plan Sponsor
2.18 Plan Year
2.19 Related Employer
2.20 Retirement
2.21 Separation from Service
2.22 Unforeseeable Emergency
2.23 Valuation Date
2.24 Years of Service

ARTICLE 3 - PARTICIPATION
3.1  Participation
3.2  Termination of Participation

ARTICLE 4 - PARTICIPANT CONTRIBUTIONS
4.1  Deferral Agreement
4.2  Amount of Deferral
4.3  Timing of Election to Defer
4.4  Election of Payment Schedule and Form of Payment

ARTICLE 5 - EMPLOYER CONTRIBUTIONS
5.1  Matching Contributions
5.2  Other Contributions

ARTICLE 6 - ACCOUNTS AND CREDITS
6.1  Establishment of Account
6.2  Credits to Account

ARTICLE 7 - INVESTMENT OF CONTRIBUTIONS
7.1  Investment Options
7.2  Adjustment of Accounts

ARTICLE 8 - RIGHT TO BENEFITS
8.1  Vesting
8.2  Death
8.3  Disability

ARTICLE 9 - DISTRIBUTION OF BENEFITS
9.1  Amount of Benefits
9.2  Method and Timing of Distributions
9.3  Unforeseeable Emergency
9.4  Termination Before Retirement
9.5  Cashouts of Amounts Not Exceeding Stated Limit
9.6  Key Employees
9.7  Change in Control

ARTICLE 10 - AMENDMENT AND TERMINATION
10.1 Amendment by Employer
10.2 Retroactive Amendments
10.3 Plan Termination
10.4 Distribution Upon Termination of the Plan

ARTICLE 11 - THE TRUST
11.1 Establishment of Trust
11.2 Grantor Trust
11.3 Investment of Trust Funds

ARTICLE 12 - PLAN ADMINISTRATION
12.1 Powers and Responsibilities of the Administrator
12.2 Claims and Review Procedures
12.3 Plan Administrative Costs

ARTICLE 13 - MISCELLANEOUS
13.1 Unsecured General Creditor of the Employer
13.2 Employer's Liability
13.3 Limitation of Rights
13.4 Acceleration of Benefits
13.5 Facility of Payment
13.6 Notices
13.7 Tax Withholding
13.8 Indemnification
13.9 Governing Law

                                    PREAMBLE

The Computer Associates International, Inc. Executive Deferred Compensation Plan is intended to promote the interests of the Plan Sponsor and its shareholders by encouraging certain Eligible Employees to remain in the employ of the Plan Sponsor and its subsidiaries by providing them with a means by which they may request to defer receipt of a portion of their compensation.

                               ARTICLE 1 - GENERAL

1.1 PLAN. The Plan will be referred to by the name specified in the Adoption Agreement.

1.2  EFFECTIVE DATES.

     (a) Original Effective Date. The Original Effective Date is the date as of which the Plan was initially adopted.

     (b) Amendment Effective Date. The Amendment Effective Date is the date specified in the Adoption Agreement as of which the Plan is amended and restated.

     (c) Special Effective Date. A Special Effective Date may apply to any given provision if so specified in Appendix D. A Special Effective Date will control over the Original Effective Date or Amendment Effective Date, whichever is applicable, with respect to such provision of the Plan.

1.3  GRANDFATHERING OF AMOUNTS NOT SUBJECT TO CODE SECTION 409A

     If the Plan Sponsor has elected to treat amounts deferred before January 1, 2005 that are earned and vested on December 31, 2004 as subject to the provisions of the Plan as in effect on December 31, 2004, such grandfathered amounts will be separately accounted for and administered in accordance with the terms of the Plan as in effect on such date, except as otherwise provided in this Plan document. A summary of the grandfathered provisions is set forth in Appendix B.


                                   Article 1-1

                             ARTICLE 2 - DEFINITIONS

Pronouns used in the Plan are in the masculine gender but include the feminine gender unless the context clearly indicates otherwise. Wherever used herein, the following terms have the meanings set forth below, unless a different meaning is clearly required by the context:

2.1 "ACCOUNT" means an account established for the purpose of recording amounts credited on behalf of a Participant and any income, expenses, gains, losses or distributions included thereon. The Account shall be a bookkeeping entry only and shall be utilized solely as a device for the measurement and determination of the amounts to be paid to a Participant pursuant to the Plan.

2.2  "ADMINISTRATOR" means the person or persons designated by the Employer in
     Section 1.05 of the Adoption Agreement to be responsible for the administration of the Plan. If no Administrator is designated in the Adoption Agreement, the Administrator is the Employer.

2.3 "ADOPTION AGREEMENT" means the agreement adopted by the Plan Sponsor that establishes the Plan.

2.4 "BENEFICIARY" means the persons, trusts, estates or other entitities entitled under Section 8.2 to receive benefits under the Plan upon the death of a Participant.

2.5 "BOARD" OR "BOARD OF DIRECTORS" means the Board of Directors of the Plan Sponsor.

2.6 "BONUS" means an amount of incentive remuneration payable by the Employer to a Participant.

2.7 "CHANGE IN CONTROL" means the occurrence of an event involving the Employer that is described in Section 9.7.

2.8  "CODE" means the Internal Revenue Code of 1986, as amended.

2.9 "COMPENSATION" means the total cash and non-cash remuneration provided to a Participant by the Employer for services rendered in respect of a Plan Year, whether or not includible in the gross income of the Participant for Federal income tax purposes, including bonuses but excluding reimbursements or other expense allowances, fringe benefits (cash and non-cash), moving expenses, deferred compensation and welfare benefits.


                                   Article 2-1

2.10 "DISABLED" means a determination by the Administrator that the Participant is either (1) unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (2) is, by reason of any medically determinable physical or mental impairment which can be expected to last for a continuous period of not less than twelve months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Employer.

2.11 "ELIGIBLE EMPLOYEE" means an employee of the Employer who is determined by the Administrator to be a member of a select group of management or highly compensated employees within the meaning of Sections 201(2), 301(a)(3) and 401(a)(1) of ERISA and who satisfies the requirements in Section 2.01 of the Adoption Agreement.

2.12 "EMPLOYER" means the Plan Sponsor and any other entity which is authorized by the Plan Sponsor to participate in and, in fact, does adopt the Plan.

2.13 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

2.14 "KEY EMPLOYEE" means a "specified employee" within the meaning of Section 409A(a)(2)(B)(i) of the Code.

2.15 "PARTICIPANT" means an Eligible Employee who commences participation in the Plan in accordance with Article 3.

2.16 "PLAN" means the unfunded plan of deferred compensation set forth herein, including the Adoption Agreement and any trust agreement, as adopted by the Employer and as amended from time to time.

2.17 "PLAN SPONSOR" means the entity specified in the Adoption Agreement.

2.18 "PLAN YEAR" means the period specified in the Adoption Agreement.

2.19 "RELATED EMPLOYER" means the Employer and (a) any corporation that is a member of a controlled group of corporations as defined in Section 414(b) of the Code that includes the Employer, (b) any trade or business that is under common control as defined in Section 414(c) of the Code that includes the Employer, (c) any member of an affiliated service group as defined in
     Section 414(m) of the Code that includes the Employer, and (d) any entity required to be aggregated with the Employer by Section 414(o) of the Code.


                                   Article 2-2

2.20 "RETIREMENT" has the meaning specified in 6.01f of the Adoption Agreement.

2.21 "SEPARATION FROM SERVICE" is a "separation of service" within the meaning of Section 409A of the Code.

2.22 "UNFORESEEABLE EMERGENCY" means a severe financial hardship of the Participant resulting from an illness or accident of the Participant, the Participant's spouse, or the Participant's dependent (as defined in Code
     Section 152(a)); loss of the Participant's property due to casualty; or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant.

2.23 "VALUATION DATE" means each business day of the Plan Year and such other date(s) as designated by the Plan Sponsor.

2.24 "YEARS OF SERVICE" means a one year period for which the Participant receives service credit in accordance with the provisions of Section 7.01d of the Adoption Agreement.


                                   Article 2-3

                            ARTICLE 3 - PARTICIPATION

3.1 PARTICIPATION. The Participants in the Plan shall be those "management" or "highly compensated" employees of the Employer within the meaning of Sections 201(2), 301(a)(3) and 401(a)(1) of ERISA who satisfy the requirements of Section 2.01 of the Adoption Agreement.

3.2 TERMINATION OF PARTICIPATION. A Participant's participation in the Plan shall cease upon the distribution to him of his vested Account or upon his death prior to such distribution. In addition, the Administrator may terminate a Participant's eligibility to participate in the Plan but any such termination at the direction of the Administrator shall not take effect until the first day of the next Plan Year.


                                   Article 3-1

                      ARTICLE 4 - PARTICIPANT CONTRIBUTIONS

4.1 DEFERRAL AGREEMENT. Each Eligible Employee may elect to defer his Compensation within the meaning of Section 3.01 of the Adoption Agreement by executing in writing or electronically, a deferral agreement in accordance with rules and procedures established by the Administrator and the provisions of this Article 4.

     A new deferral agreement must be timely executed for each Plan Year for which the Eligible Employee desires to defer Compensation. An Eligible Employee who does not timely execute a deferral agreement shall be deemed to have elected zero deferrals of Compensation for such Plan Year.

     A deferral agreement may be changed or revoked during the period specified by the Administrator. A deferral agreement becomes irrevocable at the close of the specified period.

     An Eligible Employee must have an executed deferral agreement in effect for each year during which an Employer contribution pursuant to Article 5, if any, may be made on his behalf.

4.2 AMOUNT OF DEFERRAL. An Eligible Employee may elect to defer Compensation in any amount permitted by Section 4.01a of the Adoption Agreement.

4.3 TIMING OF ELECTION TO DEFER. Each Eligible Employee who desires to defer Compensation otherwise payable in respect of a Plan Year must execute a deferral agreement within the period preceding the Plan Year specified by the Administrator. Each Eligible Employee who desires to defer Compensation that is a Bonus must execute a deferral agreement within the period preceding the Plan Year during which the Bonus is earned that is specified by the Administrator, except that if the Bonus can be treated as performance based compensation as described in Code Section 409A(a)(4)(B)(iii), the deferral agreement may be executed within the period specified by the Administrator, which period, in no event, shall end after the date which is six months prior to the end of the period during which the Bonus is earned.

     An employee who is classified or designated as an Eligible Employee during a Plan Year who is designated as eligible to participate during a Plan Year may elect to defer Compensation (as specified in Section 3.01 of the Adoption Agreement) otherwise earned in respect of the remainder of such Plan Year in accordance with the rules of this Section 4.3 by


                                   Article 4-1
     executing a deferral agreement within the thirty (30) day period beginning on the date the employee is classified or designated as an Eligible Employee, if permitted by Section 2.01 of the Adoption Agreement.

4.4  ELECTION OF PAYMENT SCHEDULE AND FORM OF PAYMENT.

     At the time an Eligible Employee completes a deferral agreement, the Eligible Employee must elect a time and a form of payment for the Compensation subject to the deferral agreement from among the options the Administrator has made available for this purpose and which are specified in 6.01b of the Adoption Agreement.


                                   Article 4-2

                       ARTICLE 5 - EMPLOYER CONTRIBUTIONS

5.1 MATCHING CONTRIBUTIONS. If specified in Section 5.01a of the Adoption Agreement, the Employer will credit the Participant's Account with a matching contribution determined in accordance with the formula specified therein. The matching contribution will be credited to the Participant's Account at the time specified therein.

5.2 OTHER CONTRIBUTIONS. If specified in Section 5.01b of the Adoption Agreement, the Employer will credit the Participant's Account with a contribution determined in accordance with the formula or method specified in Section 5.01b of the Adoption Agreement. The contribution will be credited to the Participant's Account at the time specified in Section 5.01b(iii) of the Adoption Agreement.


                                   Article 5-1

                        ARTICLE 6 - ACCOUNTS AND CREDITS

6.1 ESTABLISHMENT OF ACCOUNT. For accounting and computational purposes only, the Administrator will establish and maintain an Account for each Participant which will reflect the credits made pursuant to Section 6.2 along with the earnings, expenses, gains and losses allocated thereto, attributable to the hypothetical investments made with the amounts in the Participant's Account as provided in Article 7. The Administrator will establish and maintain such other records and accounts, as it decides in its discretion to be reasonably required or appropriate to discharge its duties under the Plan.

6.2 CREDITS TO ACCOUNT. A Participant's Account will be credited for each Plan Year with the amount of his elective deferrals under Section 4.1 at the time the amount subject to the deferral election would otherwise have been payable to the Participant and the amount of Employer contributions made on his behalf under Article 5. Such amounts will be credited to the Participant's Account at the times specified, respectively, in Sections 5.01a(iii) and 5.01b(iii) of the Adoption Agreement.


                                   Article 6-1

                     ARTICLE 7 - INVESTMENT OF CONTRIBUTIONS

7.1 INVESTMENT OPTIONS. The amount in a Participant's Account shall be treated as invested in the investment options designated for this purpose by the Administrator and set forth in Appendix A to the Adoption Agreement.

7.2 ADJUSTMENT OF ACCOUNTS. The amount in a Participant's Account shall be adjusted for hypothetical investment earnings, expenses, gains or losses in an amount equal to the earnings, expenses, gains or losses attributable to the investment options selected by the party designated in Section 9.01 of the Adoption Agreement from among the investment options provided in
     Section 7.1. If permitted by Section 9.01 of the Adoption Agreement, a Participant may, in accordance with rules and procedures established by the Administrator, select the investments from among the options provided in
     Section 7.1 to be used for the purpose of calculating future hypothetical investment adjustments to the Participant's Account or to future credits to the Account under Section 6.2 effective as the Valuation Date coincident with or next following notice to the Administrator. The Account of each Participant shall be adjusted as of each Valuation Date to reflect: (a) the hypothetical earnings, expenses, gains and losses described above; (b) amounts credited pursuant to Section 6.2; and (c) payments. In addition, the Account of each Participant may be adjusted for its allocable share of the hypothetical costs and expenses associated with the maintenance of the hypothetical investments provided in Section 7.1.


                                   Article 7-1

                          ARTICLE 8 - RIGHT TO BENEFITS

8.1 VESTING. A Participant, at all times, has a 100% nonforfeitable interest in the amounts credited to his Account attributable to his elective deferrals made in accordance with Section 4.1.

     A Participant's right to the amounts credited to his Account attributable to Employer contributions made in accordance with Article 5 shall be determined in accordance with the relevant schedule specified in Section
     7.01 of the Adoption Agreement.

8.2 DEATH. The balance or remaining balance credited to a Participant's vested Account shall be paid to his estate in a single lump sum payment as soon as practicable following the Participant's date of death.

8.3 DISABILITY. The balance or remaining balance credited to a Participant's vested Account shall be paid to the Participant in a single lump sum cash payment as soon as practicable following the date a Participant incurs a Disability as defined in Section 2.11, unless additional forms of payment have been made available for this purpose in Section 6.01b of the Adoption Agreement. If additional forms have been made available, payment shall be made at the time and in the form elected by the Participant in accordance with the provisions of articles 4 and 6. The Administrator, in its sole discretion, shall determine whether a Participant has experienced a disability for purposes of this Section 8.3.


                                   Article 8-1

                      ARTICLE 9 - DISTRIBUTION OF BENEFITS

9.1 AMOUNT OF BENEFITS. The vested amount credited to a Participant's Account as determined under Articles 6, 7 and 8 shall determine and constitute the basis for the value of benefits payable to the Participant under the Plan.

9.2  METHOD AND TIMING OF DISTRIBUTIONS. Except as otherwise provided in this
     Article 9, distributions under the Plan shall be made at the time and in the manner specified by the Participant in accordance with the provisions of Article 4. If permitted by Section 6.01g of the Adoption Agreement, a Participant may elect, at least twelve months before a scheduled date of distribution, to delay the payment date for a minimum period of sixty months from the originally scheduled date of payment and such election may not take effect until at least 12 months after the date on which the election is made. The re-deferral election must be made in accordance with procedures and rules established by the Administrator. The Participant may, at the same time the date of payment is deferred, change the form of payment but such change in the form of payment may not affect an acceleration of payment.

9.3 UNFORESEEABLE EMERGENCY. If permitted by Section 8.01 of the Adoption Agreement, a Participant may request a distribution due to an Unforeseeable Emergency. The request must be in writing and must be submitted to the Administrator along with evidence that the circumstances constitute an Unforeseeable Emergency. The Administrator has the discretion to require whatever evidence it deems necessary to determine whether a distribution is warranted. Whether a Participant has incurred an Unforeseeable Emergency will be determined by the Administrator on the basis of the relevant facts and circumstances in its sole discretion, but, in no event, will an Unforeseeable Emergency be deemed to exist if the hardship can be relieved:
     (a) through reimbursement or compensation by insurance or otherwise, (b) by liquidation of the Participant's assets to the extent such liquidation would not itself cause severe financial hardship, or (c) by cessation of deferrals under the Plan. A distribution due to an Unforeseeable Emergency must be limited to the amount reasonably necessary to satisfy the emergency need and may include any amounts necessary to pay any federal, state or local income taxes reasonably anticipated to result from the distribution. The distribution will be made in the form of a single lump sum cash payment.


                                   Article 9-1

9.4 TERMINATION BEFORE RETIREMENT. If the Employer has elected a Separation from Service override in accordance with Section 6.01d of the Adoption Agreement, the following provisions apply. Subject to the provisions in
     Section 9.6, a Participant who experiences a Separation from Service before Retirement for any reason other than death shall receive the vested amount credited to his Account in a single lump sum payment as soon as practicable following such termination or cessation of service regardless of whether the Participant had made different elections of time or form of payment as to the vested amounts credited to his Account or whether the Participant was receiving installment payouts at the time of such termination.

9.5 CASHOUTS OF AMOUNTS NOT EXCEEDING STATED LIMIT. If the vested amount credited to the Participant's Account does not exceed the limit established for this purpose by the Employer in Section 6.01e of the Adoption Agreement at the time he separates from service with the Employer for any reason, the Employer shall distribute such amount to the Participant in a single lump sum cash payment as soon as practicable following such termination regardless of whether the Participant had made different elections of time or form of payment as to the vested amount credited to his Account or whether the Participant was receiving installments at the time of such termination.

9.6 KEY EMPLOYEES. In no event shall a distribution made to a Key Employee from his Account by reason of his Separation from Service (other than as a result of such Key Employee's death or Disability) occur before the date which is six months after the date of such Separation from Service with the Employer except in the case of (i) any distribution that occurs in connection with a Change in Control pursuant to Section 10.3 of this Plan or (ii) a distribution on a "specified date", as elected by a Key Employee in accordance with Section 409A of the Code if specified in Section 6.01b of the Adoption Agreement.

9.7 CHANGE IN CONTROL. If the Employer has elected to permit distributions upon a Change in Control, the following provisions shall apply. A distribution made upon a Change in Control will be made in the form elected by the Participant in accordance with the procedures described in Article 4. A Change in Control will occur upon a change in the ownership of the Employer, a change in the effective control of the Employer or a change in the ownership of a substantial portion of the assets of the Employer. The Employer, for this purpose, includes any corporation identified in this
     Section 9.7.

     If a Participant continues to make deferrals in accordance with Article 4 after he has received a distribution due to a Change in Control, the residual amount payable to the Participant shall be paid at the time and in


                                   Article 9-2
     the form specified in the elections he makes in accordance with Article 4 or upon his Death or Disability as provided in Article 8.

     Whether a Change in Control has occurred will be determined by the Administrator in accordance with the rules and definitions set forth in this Section 9.7. A distribution to the Participant will be treated as occurring upon a Change in Control if the Plan Sponsor terminates the Plan and distributes the Participant's benefits within twelve months of a Change in Control as provided in Section 10.3.

     a) RELEVANT CORPORATIONS. To constitute a Change in Control for purposes of the Plan, the event must relate to (i) the corporation for whom the Participant is performing services at the time of the Change in Control, (ii) the corporation that is liable for the payment of the Participant's benefits under the Plan (or all corporations liable if more than one corporation is liable), or (iii) a corporation that is a majority shareholder of a corporation identified in (i) or (ii), or any corporation in a chain of corporations in which each corporation is a majority corporation of another corporation in the chain, ending in a corporation identified in (i) or (ii). A majority shareholder is defined as a shareholder owning more than fifty percent (50%) of the total fair market value and voting power of such corporation.

     b) STOCK OWNERSHIP. Code Section 318(a) applies for purposes of determining stock ownership. Stock underlying a vested option is considered owned by the individual who owns the vested option (and the stock underlying an unvested option is not considered owned by the individual who holds the unvested option). If, however, a vested option is exercisable for stock that is not substantially vested (as defined by Treasury Regulation Section 1.83-3(b) and (j)) the stock underlying the option is not treated as owned by the individual who holds the option. Mutual and cooperative corporations are treated as having stock for purposes of this Section 9.7.

     c) CHANGE IN THE OWNERSHIP OF A CORPORATION. A change in the ownership of a corporation occurs on the date that any one person or more than one person acting as a group, acquires ownership of stock of the corporation that, together with stock held by such person or group, constitutes more than fifty percent (50%) of the total fair market value or total voting power of the stock of such corporation. If any one person or more than one person acting as a proxy is considered to own more than fifty percent (50%) of the total fair market value or total voting power of the stock of a corporation, the acquisition of additional stock by the same person or persons is not considered to cause a change in the ownership of the corporation (or to cause a change in the effective control of the corporation as


                                   Article 9-3
          discussed below in Section 9.7(d)). An increase in the percentage of stock owned by any one person, or persons acting as a group, as a result of a transaction in which the corporation acquires its stock in exchange for property will be treated as an acquisition of stock.
          Section 9.7(c) applies only when there is a transfer of stock of a corporation (or issuance of stock of a corporation) and stock in such corporation remains outstanding after the transaction. For purposes of this Section 9.7(c), persons will not be considered to be acting as a group solely because they purchase or own stock of the same corporation at the same time or as a result of a public offering. Persons will, however, be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the corporation. If a person, including an entity, owns stock in both corporations that enter into a merger, consolidation, purchase or acquisition of stock, or similar transaction, such shareholder is considered to be acting as a group with other shareholders in a corporation prior to the transaction giving rise to the change and not with respect to the ownership interest in the other corporation.

     d) CHANGE IN THE EFFECTIVE CONTROL OF A CORPORATION. A change in the effective control of a corporation occurs on the date that either (i) any one person, or more than one person acting as a group, acquires (or has acquired during the twelve month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the corporation possessing thirty-five (35%) or more of the total voting power of the stock of such corporation, or (ii) a majority of members of the corporation's board of directors is replaced during any twelve month period by directors whose appointment or election is not endorsed by a majority of the members of the corporation's board of directors prior to the date of the appointment or election, provided that for purposes of this paragraph (ii), the term corporation refers solely to the relevant corporation identified in Section 9.7(a) for which no other corporation is a majority shareholder for purposes of Section 9.7(a). In the absence of an event described in Section 9.7(d)(i) or (ii), a change in the effective control of a corporation will not have occurred. A change in effective control may also occur in any transaction in which either of the two corporations involved in the transaction has a change in the ownership of such corporation as described in Section 9.7(c) or a change in the ownership of a substantial portion of the assets of such corporation as described in Section 9.7(e). If any one person, or more than one person acting as a group, is considered to effectively control a corporation within the meaning of this Section 9.7(d), the acquisition of additional control of the corporation by the same person or persons is not considered to cause a change in the effective control of the corporation or to cause


                                   Article 9-4
          a change in the ownership of the corporation within the meaning of
          Section 9.7(c). For purposes of this Section 9.7(d), persons will or will not be considered to be acting as a group in accordance with rules similar to those set forth in Section 9.7(c) with the following exception. If a person, including an entity, owns stock in both corporations that enter into a merger, consolidation, purchase or acquisition of stock, or similar transaction, such shareholder is considered to be acting as a group with other shareholders in a corporation only with respect to the ownership in that corporation prior to the transaction giving rise to the change and not with respect to the ownership interest in the other corporation.

     e) CHANGE IN THE OWNERSHIP OF A SUBSTANTIAL PORTION OF A CORPORATION'S ASSETS. A change in the ownership of a substantial portion of a corporation's assets occurs on the date that any one person, or more than one person acting as a group (as determined in accordance with rules similar to those set forth in Section 9.7(d)), acquires (or has acquired during the twelve month period ending on the date of the most recent acquisition by such person or persons) assets from the corporation that have a total gross fair market value equal to or more than forty percent (40%) of the total gross fair market value of all of the assets of the corporation immediately prior to such acquisition or acquisitions. For this purpose, gross fair market value means the value of the assets of the corporation of the value of the assets being disposed of determined without regard to any liabilities associated with such assets. There is no Change in Control event under this Section 9.7(e) when there is a transfer to an entity that is controlled by the shareholders of the transferring corporation immediately after the transfer. A transfer of assets by a corporation is not treated as a change in ownership of such assets if the assets are transferred to (i) a shareholder of the corporation (immediately before the asset transfer) in exchange for or with respect to its stock, (ii) an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the corporation, (iii) a person, or more than one person acting as a group, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the corporation, or (iv) an entity, at least fifty (50%) of the total value or voting power of which is owned, directly or indirectly, by a person described in Section 9.7(e)(iii). For purposes of the foregoing, and except as otherwise provided, a person's status is determined immediately after the transfer of assets.


                                   Article 9-5

                     ARTICLE 10 - AMENDMENT AND TERMINATION

10.1 AMENDMENT BY EMPLOYER. The Plan Sponsor reserves the right to amend the Plan (for itself and each Employer) through action of the Compensation and Human Resource Committee of the Board of Directors (the "Compensation Committee"). Each amendment shall be effective as determined by the Compensation Committee in its resolution. No amendment can directly or indirectly deprive any current or former Participant or Beneficiary of all or any portion of his Account which had accrued prior to the amendment.

10.2 RETROACTIVE AMENDMENTS. An amendment made by the Plan Sponsor in accordance with Section 10.1 may be made effective on a date prior to the first day of the Plan Year in which it is adopted if such amendment is necessary or appropriate to enable the Plan to satisfy the applicable requirements of the Code or ERISA or to conform the Plan to any change in federal law or to any regulations or ruling thereunder. Any retroactive amendment by the Plan Sponsor shall be subject to the provisions of Section 10.1.

10.3 PLAN TERMINATION. If specified in 11.01 of the Adoption Agreement, the Plan Sponsor reserves the right to terminate the Plan and distribute all amounts credited to all Participant Accounts as soon as administratively feasible, but in no event later than twelve months, following a Change in Control as determined in accordance with the rules set forth in Section 9.7. In addition, the Plan Sponsor reserves the right to terminate the Plan to the extent permitted by Code Section 409A, including a termination at any time with respect to any deferrals made after the effective date of such termination.

10.4 DISTRIBUTION UPON TERMINATION OF THE PLAN. Except as provided in Section 10.3, the Plan may not be terminated before the date on which all amounts credited to all Participant Accounts have been distributed in accordance with Articles 8 and 9.


                                  Article 10-1

                             ARTICLE 11 - THE TRUST

11.1 ESTABLISHMENT OF TRUST. The Plan Sponsor may but is not required to establish a trust to hold amounts to which the Employers may contribute from time to time to correspond to some or all amounts credited to Participants under Section 6.2. If the Plan Sponsor elects to establish a trust in accordance with Section 10.01 of the Adoption Agreement, the provisions of Sections 11.2 and 11.3 shall become operative.

11.2 GRANTOR TRUST. Any trust established by the Plan Sponsor shall be between the Plan Sponsor and a trustee pursuant to a separate written agreement under which assets are held, administered and managed, subject to the claims of the Employer's creditors in the event of the Employer's insolvency, until paid to the Participant and/or his Beneficiaries specified in the Plan. The trust is intended to be treated as a grantor trust under the Code, and the establishment of the trust shall not cause the Participant to realize current income on amounts contributed thereto. The Plan Sponsor must notify the trustee in the event of a lawsuit, bankruptcy or insolvency.

11.3 INVESTMENT OF TRUST FUNDS. Any amounts contributed to the trust shall be invested by the trustee in accordance with the provisions of the trust and the instructions of the Administrator. Trust investments need not reflect the hypothetical investments selected by Participants under Section 7.1 for the purpose of adjusting Accounts and the earnings or investment results of the trust shall not affect the hypothetical investment adjustments to Participant Accounts under the Plan.


                                  Article 11-1

                        ARTICLE 12 - PLAN ADMINISTRATION

12.1 POWERS AND RESPONSIBILITIES OF THE ADMINISTRATOR. The Administrator has the full power and the full responsibility to administer the Plan in all of its details, subject, however, to the applicable requirements of ERISA. The Administrator's powers and responsibilities include, but are not limited to, the following:

     (a) To make and enforce such rules and regulations as it deems necessary or proper for the efficient administration of the Plan;

     (b) To interpret the Plan, its interpretation thereof in good faith to be final and conclusive on all persons claiming benefits under the Plan;

     (c) To decide all questions concerning the Plan and the eligibility of any person to participate in the Plan;

     (d)  To administer the claims and review procedures specified in Section
          12.2;

     (e) To compute the amount of benefits which will be payable to any Participant, former Participant or Beneficiary in accordance with the provisions of the Plan;

     (f)  To determine the person or persons to whom such benefits will be paid;

     (g)  To authorize the payment of benefits;

     (h) To comply with the reporting and disclosure requirements of Part 1 of Subtitle B of Title I of ERISA;

     (i) To appoint such agents, counsel, accountants, and consultants as may be required to assist in administering the Plan;

     (j) By written instrument, to allocate and delegate its responsibilities, including the formation of an Administrative Committee to administer the Plan.


                                  Article 12-1

12.2 CLAIMS AND REVIEW PROCEDURES.

     (a) Claims Procedure. If any person believes he is being denied any rights or benefits under the Plan, such person may file a claim in writing with the Administrator. If any such claim is wholly or partially denied, the Administrator will notify such person of its decision in writing. Such notification will contain (i) specific reasons for the denial, (ii) specific reference to pertinent Plan provisions, (iii) a description of any additional material or information necessary for such person to perfect such claim and an explanation of why such material or information is necessary, and (iv) information as to the steps to be taken if the person wishes to submit a request for review. Such notification will be given within 90 days after the claim is received by the Administrator (or within 180 days, if special circumstances require an extension of time for processing the claim, and if written notice of such extension and circumstances is given to such person within the initial 90-day period). If such notification is not given within such period, the claim will be considered denied as of the last day of such period and such person may request a review of his claim.

     (b) Review Procedure. Within 60 days after the date on which a person receives a written notification of denial of claim (or, if written notification is not provided, within 60 days of the date denial is considered to have occurred), such person (or his duly authorized representative) may (i) file a written request with the Administrator for a review of his denied claim and of pertinent documents and (ii) submit written issues and comments to the Administrator. The Administrator will notify such person of its decision in writing. Such notification will be written in a manner calculated to be understood by such person and will contain specific reasons for the decision as well as specific references to pertinent Plan provisions. The decision on review will be made within 60 days after the request for review is received by the Administrator (or within 120 days, if special circumstances require an extension of time for processing the request, such as an election by the Administrator to hold a hearing, and if written notice of such extension and circumstances is given to such person within the initial 60-day period). If the decision on review is not made within such period, the claim will be considered denied.


                                  Article 12-2

12.3 PLAN ADMINISTRATIVE COSTS. All reasonable costs and expenses (including legal, accounting, and employee communication fees) incurred by the Administrator in administering the Plan shall be paid by the Employer.


                                  Article 12-3

                           ARTICLE 13 - MISCELLANEOUS

13.1 UNSECURED GENERAL CREDITOR OF THE EMPLOYER. Participants and their Beneficiaries, heirs, successors and assigns shall have no legal or equitable rights, interests or claims in any property or assets of any Employer. For purposes of the payment of benefits under the Plan, any and all of the Employer's assets shall be, and shall remain, the general, unpledged, unrestricted assets of the Employer. Each Employer's obligation under the Plan shall be merely that of an unfunded and unsecured promise to pay money in the future.

13.2 EMPLOYER'S LIABILITY. Each Employer's liability for the payment of benefits under the Plan shall be defined only by the Plan and by the deferral agreements entered into between a Participant and the Employer. An Employer shall have no obligation or liability to a Participant under the Plan except as provided by the Plan and a deferral agreement or agreements. An Employer shall have no liability to Participants employed by other Employers.

13.3 LIMITATION OF RIGHTS. Neither the establishment of the Plan, nor any amendment thereof, nor the creation of any fund or account, nor the payment of any benefits, will be construed as giving to the Participant or any other person any legal or equitable right against the Employer or Administrator, except as provided herein; and in no event will the terms of employment or service of the Participant be modified or in any way affected hereby.

13.4 ACCELERATION OF BENEFITS. None of the benefits or rights of a Participant or any Beneficiary of a Participant shall be subject to the claim of any creditor. In particular, to the fullest extent permitted by law, all such benefits and rights shall be free from attachment, garnishment, or any other legal or equitable process available to any creditor of the Participant and his or her Beneficiary. Neither the Participant nor his or her Beneficiary shall have the right to alienate, anticipate, commute, pledge, encumber, or assign any of the payments which he or she may expect to receive, contingently or otherwise, under this Plan, except the right to designate a Beneficiary to receive death benefits provided hereunder. A distribution made to comply with Federal conflict of interest requirements shall be permitted, notwithstanding any elections made by the Participant to the contrary.

13.5 FACILITY OF PAYMENT. If the Administrator determines, on the basis of medical reports or other evidence satisfactory to the Administrator, that the recipient of any benefit payments under the Plan is incapable of handling his affairs by reason of minority, illness, infirmity or other incapacity, the Administrator may direct the Employer to disburse such payments to a person or institution designated by a court which has jurisdiction over such recipient or a person or institution otherwise having the legal authority under State law for the care and control of such recipient. The receipt by such person or institution of any such payments therefore, and any such payment to the extent thereof, shall discharge the liability of the Employer for the payment of benefits hereunder to such recipient.


                                  Article 13-1

13.6 NOTICES. Any notice or other communication in connection with the Plan shall be deemed delivered in writing if addressed as provided below and if either actually delivered at said address or, in the case or a letter, 5 business days shall have elapsed after the same shall have been deposited in the United States mails, first-class postage prepaid and registered or certified:

     (a) If it is sent to the Employer or Administrator, it will be at the address specified by the Employer; or

     (b) In each case at such address as the addressee shall have specified by written notice delivered in accordance with the foregoing to the addressor's then effective notice address.

13.7 TAX WITHHOLDING. The Employer shall have the right to deduct from all payments or deferrals made under the Plan any tax required by law to be withheld. If the Employer concludes that tax is owing with respect to any deferral or payment hereunder, the Employer shall withhold such amounts from any payments due the Participant, as permitted by law, or otherwise make appropriate arrangements with the Participant or his Beneficiary for satisfaction of such obligation. Tax, for purposes of this Section 13.7 means any federal, state, local or any other governmental income tax, employment or payroll tax, excise tax, or any other tax or assessment owing with respect to amounts deferred, any earnings thereon, and any payments made to Participants under the Plan.

13.8 INDEMNIFICATION. Each Employer shall indemnify, to the full extent permitted by law, each employee, officer or director made or threatened to be made a party to any civil or criminal action or proceeding by reason of the fact that he, or his testator or intestate, is or was delegated duties, responsibilities, and authority with respect to the Plan.

13.9 GOVERNING LAW. The Plan shall be construed, administered and governed in all respects under and by the laws of the State of New York, without reference to the principles of conflicts of law (except if and to the extent preempted by applicable Federal law). It is the intent of the Plan Sponsor that this Plan be considered and interpreted in all respects as part of a bonus plan within the meaning of U. S. Department of Labor Regulation Section 2510.3-2(c) and not in any respect as an employee pension plan for purposes of ERISA. If and to the extent that any portion of this Plan shall be determined to be an employee pension benefit plan subject to ERISA, then such portion shall be considered a separate plan covering only those Participants as to whom this Plan is determined to be a pension plan. Such pension plan shall in all respects be considered and interpreted as a plan which is unfunded and maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees and exempt from coverage of Parts 1, 2, 3 and 4 of Subtitle B of Title I of ERISA to the maximum extent permissible under the provisions thereof. Further, it is the intent of the Plan Sponsor that this Plan be considered and interpreted in all respects as a nonqualified deferred compensation plan satisfying the requirements of
     Section 409A of the Code and deferring the recognition of income by Participants in respect of amounts credited to


                                  Article 13-2

Participant Accounts until amounts are actually paid to them pursuant to the Plan.


                                  Article 13-3